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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): MAY 22, 1998



                             WALL DATA INCORPORATED
               (Exact name of registrant as specified in charter)


           WASHINGTON                     0-21176                 91-1189299
(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)



                              11332 N.E. 122ND WAY
                         KIRKLAND, WASHINGTON 98034-6931
               (Address of principal executive offices) (Zip Code)



                                 (425) 814-9255
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

        As reported in its Form 8-K dated April 22, 1998, Wall Data Incorporated ("Wall Data") changed its fiscal year-end to April 30. The attached Key Financial Metrics exhibit sets forth selected income statement, balance sheet and cash flow data for each of the fiscal years ended
April 30, 1998 and 1997 as well as for each fiscal quarter within those years. The information has been restated to reflect the new fiscal year-end. All of the information contained herein is unaudited.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)    Exhibits.

               EXHIBIT NO.     DESCRIPTION

               99.1            Key Financial Metrics

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        WALL DATA INCORPORATED



                                        By:       /s/ Craig E. Shank
                                           -------------------------------------
                                            Craig E. Shank, Secretary

Dated:  May 22, 1998


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